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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 12, 2002
                                                          --------------



                               GLYCOGENESYS, INC.
               --------------------------------------------------
               (Exact name of registrant as specified in charter)



         NEVADA                      0-26476                  33-0231238
----------------------------       -----------           ------------------
(State or Other Jurisdiction       (Commission              (IRS Employer
     of Incorporation)             File Number)          Identification No.)


                31 St. James Avenue, Boston, Massachusetts 02116
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              (Address of principal executive officers) (Zip Code)

       Registrant's telephone number, including area code: (617) 422-0674
                                                           --------------

                                 Not Applicable
          ------------------------------------------------------------
          (Former name or former address, if changed since last report)


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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     On April 12, 2002, the Registrant dismissed its independent public accountants, Arthur Andersen LLP ("Andersen"). The decision to dismiss Andersen and to engage Deloitte & Touche LLP ("Deloitte") to serve as the Registrant's independent public accountants to audit its financial statements for the fiscal year ended December 31, 2001 was made by the Registrant's audit committee and ratified by its board of directors.

     Andersen's reports on the Registrant's financial statements for each of the fiscal years ended December 31, 1999 and 2000 did not contain an adverse opinion or a disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope or accounting principles, except that Andersen's report for the year ended December 31, 2000 expressed an unqualified opinion and included an explanatory paragraph concerning substantial doubt about the Registrant's ability to continue as a going concern.

     During the Registrant's fiscal years ended December 31, 1999 and 2000, respectively, and the subsequent interim period through April 12, 2002, there were no disagreements between the Registrant and Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Andersen's satisfaction, would have caused Andersen to make reference to the subject matter of the disagreement in connection with its reports.

     During the Registrant's fiscal years ended December 31, 2000 and 2001, respectively, and the subsequent interim period through April 12, 2002, none of the reportable events described under Item 304(a)(1)(v) of Securities and Exchange Commission's Regulation S-K occurred.

     During the Registrant's fiscal years ended December 31, 2000 and 2001, respectively, and the subsequent interim period through April 19, 2002, the date on which Deloitte was engaged, the Registrant did not consult with Deloitte regarding any of the matters or events described in Item 304(a)(2)(i) and (ii) of Securities and Exchange Commission's Regulation S-K.

     The Registrant provided Andersen with a copy of the above disclosure. A letter from Andersen, dated April 19, 2002, stating its agreement with such statements is attached hereto as Exhibit 16.1.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     The following exhibits are filed as part of this Form 8-K.

Exhibit
Number     Description
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16.1       Letter from Arthur Andersen LLP regarding change in certifying accountant.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  April 19, 2002              By: /s/ Bradley J. Carver
                                        ---------------------
                                        Bradley J. Carver
                                        President and Chief Executive Officer

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                                Index to Exhibits

Exhibit
Number     Description
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16.1       Letter from Arthur Andersen LLP regarding change in certifying accountant.